Investor Presentation
Fourth Quarter 2012
Steve Gardner
President & CEO

Forward-Looking Statements and
Where to Find Additional Information
The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Pacific Premier Bancorp, Inc. (the “Company”). Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the
Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include , but are not limited to, the following:
the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the willingness of users to substitute competitors’ products and services for the Company’s products and services;
the impact of changes in financial services policies, laws and regulations (including the Dodd-Frank Wall Street Reform and Consumer Protection Act) and of governmental efforts to restructure the U.S.
financial regulatory system; technological changes; the effect of acquisitions that the Company may make, if any, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from its acquisitions such as First Associations Bank (“FAB”); changes in the level of the Company’s nonperforming assets and charge-offs; oversupply of inventory and continued
deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible other-than-
temporary impairments of securities held by the Company; changes in consumer spending, borrowing and savings habits; the effects of the Company’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of the Company’s borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; unanticipated regulatory or judicial proceedings; and the Company’s ability to manage the risks involved in the foregoing.
Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s 2011 Annual Report on Form 10-K filed with the
SEC and other filings made by the Company with the SEC. The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-
looking statements included herein to reflect future events or developments.
Notice to FAB Shareholders
This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed acquisition of FAB, the
Company filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which contains a proxy statement of FAB and a prospectus of the Company (collectively, the “proxy statement/prospectus”). A definitive proxy statement/prospectus will be distributed to the shareholders of FAB in connection with their vote on the proposed acquisition of FAB after the Registration Statement is declared by the SEC to be effective. As of the date of this presentation, the Registration Statement has not been declared effective by the SEC. SHAREHOLDERS OF FAB ARE ENCOURAGED TO READ
THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS
SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION OF FAB. The definitive proxy statement/prospectus will be mailed to shareholders of FAB. Investors and security holders will be able to obtain the definitive proxy statement/prospectus and the other documents free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by the Company will be available free of charge by (1) accessing the Company’s website at www.ppbi.com under the “Investor Relations”
link and then under the heading “SEC Filings,” (2) writing the Company at 17901 Von Karman Ave., Suite 1200, Irvine, California 92614, Attention: Investor Relations or (3) writing FAB at 12001 N. Central
Expressway, Suite 1165, Dallas, Texas 75243, Attention: Corporate Secretary.
The directors, executive officers and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies in favor of the proposed acquisition from the shareholders of FAB. Information about the directors and executive officers of the Company is included in the definitive proxy statement/prospectus for the proposed acquisition of FAB. The directors, executive officers and certain other members of management and employees of FAB may also be deemed to be participants in the solicitation of proxies in favor of the proposed acquisition from the shareholders of FAB. Information about the directors and executive officers of FAB is included in the definitive proxy statement/prospectus for the proposed acquisition of FAB. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the definitive proxy statement/prospectus regarding the proposed acquisition. You may obtain free copies of this document as described in the preceding paragraph.

PACIFIC PREMIER BANCORP, INC.

LOS ANGELES
SAN BERNARDINO
LOS ALAMITOS
SEAL BEACH
HUNTINGTON BEACH
IRVINE
NEWPORT BEACH
PALM SPRINGS
PALM DESERT

Corporate Profile
NASDAQ	PPBI
Focus	Small & Middle Market Businesses
Total Assets	$1.174 Billion
Branches	10 Locations
TCE Ratio	11.26% (1)
FD Book Value	$9.75
Net Income	$15.8 Million
ROAA	1.52%
ROAE	16.34%
As of and for the year ended December 31, 2012
(1) Non-GAAP financial measure. Please see the Appendix to this investor presentation for the GAAP reconciliation

Overview of PPBI
Strategic Plan - Pre 2008 Stage	o Convert from a thrift to a commercial bank o Diversify the balance sheet - assets and liabilities o Regimented approach to credit management
Strategic Plan - Current Stage
o Organic growth driven by high performing sales culture
o Geographic and product expansion through disciplined acquisitions
 o Canyon National Bank(CNB) - $209 million in assets as of 2/11/11
 o Palm Desert National Bank(PDNB) - $121 million in assets as of 4/27/12
 o First Associations Bank(FAB)(Pending) - $356 million in assets as of 9/30/12

Strategic Plan - Next Stage
o Recently completed $35.9 million capital raise to support growth
o Increase fee income - government guaranteed lending
o Increase non-interest bearing accounts to 35%+ of deposit base
o Build out commercial banking franchise

PACIFIC PREMIER
BANCORP, INC.

CD
Transaction
(dollars in thousands)
600,000
500,000
400,000
300,000
200,000
100,000
0
80.7%
19.3%
68.4%
31.6%
62.0%
38.0%
51.7%
48.3%
39.9%
60.1%
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12

Creating Shareholder Value 2008 to 2012
$457,128
$618,734
$659,240
$828,877
$904,768

Deposit Base: 2008 vs 2012
	12/31/08	12/31/12	Variance
	(dollars in thousands)
Transaction Accounts
Noninterest bearing	$29,443	$213,636	625.6%
Interest bearing checking	20,989	14,299	(31.9%)
Money market	23,463	236,206	906.7%
Savings	14,401	79,420	451.5%
Total transaction accounts	88,296	543,561	515.6%
CD Accounts
Time deposits	341,741	361,207	5.7%
Broker/wholesale CDs	27,091	--	(100.0%)
Total CDs	368,832	361,207	(2.1%)
Total deposits	$457,128	$904,768	97.9%

PACIFIC PREMIER
BANCORP, INC.

December 31, 2012

Other
1%
Warehouse
20%
CRE Non-owner
25%
One-to-four family
10%
CRE Owner
15%
C&I
12%
Multi-family
16%
SBA
1%

Diversified Loan Portfolio
Total loans: $986.2 million
WAVG Rate: 5.44%

Loan Portfolio: 2008 vs 2012
	12/31/08	12/31/12	Variance
	(dollars in thousands)
Business Loans
Commercial RE owner occupied	$112,406	$150,934	34.3%
Commercial and industrial	43,235	115,354	166.8%
Warehouse	--	195,761	n/a
SBA	4,942	6,882	39.3%
Total business loans	160,583	468,931	192.0%
CRE Loans
Multi-family	287,592	156,424	(45.6%)
Commercial non-owner occupied	163,428	253,409	55.1%
Total CRE loans	451,020	409,833	(9.1%)

One-to-four family	9,925	97,463	882.0%
Other loans	7,239	9,967	37.7%
Gross loans	$628,767	$986,194	56.8%

Building out the Franchise
o Relationship banking model - strong sales culture
o Growing core deposit base - increasing franchise value
o Robust earnings stream, building book value
o Disciplined analysis and pricing of acquisition targets
o Strong execution on acquisitions
o Excellent asset quality

Financial Summary
	QTD 12/31/11	QTD 3/31/12	QTD 6/30/12	QTD 9/30/12	QTD 12/31/12
Balance Sheet	(dollars in thousands, except per share data)
Total assets	$961,128	$985,171	$1,065,035	$1,089,336	$1,173,792
Net loans	730,067	687,141	790,062	856,443	977,894
Total deposits	828,877	846,717	913,191	895,870	904,768
Total borrowings	38,810	38,810	38,810	85,810	125,810
Total equity	86,777	89,479	96,069	99,886	134,517

Statements of Operations
Net interest income	$10,960	$10,041	$11,282	$11,854	$12,621
Noninterest income	257	939	6,529	1,910	3,194
Noninterest expense	6,616	6,641	8,205	8,031	8,977
Net income	2,555	2,692	5,811	3,462	3,811
Diluted EPS	$0.24	$0.25	$0.55	$0.32	$0.32

Bank Capital Ratios
Tier 1 leverage	9.44%	9.49%	9.48%	9.48%	12.07%
Tier 1 risk-based	11.68%	12.54%	11.28%	11.04%	12.99%
Total risk-based	12.81%	13.66%	12.18%	11.88%	13.79%

ROAA
ROAE
20%
15%
10%
5%
0%
-5%
16.34%
12.91%
5.57%
0.53%
1.12%
1.52%
1.20%
0.09%
-0.06%
-0.76%
2008
2009
2010
2011
2012

M&A and Organic Growth = Strong Returns

PACIFIC PREMIER BANCORP, INC.

Expanding NIM

NIM
Cost of Deposits
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2008
2009
2010
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12
2.99%
3.12%
3.77%
4.21%
4.58%
4.62%
4.84%
4.31%
4.64%
4.61%
4.88%
3.51%
2.38%
1.51%
1.21%
1.05%
0.99%
0.90%
0.84%
0.66%
0.64%
0.53%

Efficiency Ratio

PPB
Peer *
120.00%
90.00%
60.00%
30.00%
0.00%
101.4%
94.2%
86.1%
70.2%
72.4%
70.1%
79.0%
75.2%
75.9%
76.0%
83.7%
63.8%
59.2%
61.6%
58.3%
56.8%
50.4%
59.1%
62.0%
60.1%
58.3%
2008
2009
2010
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12

* California peer group consists of all insured California institutions, from SNL Financial.

High Performing Sales Culture Drives Organic Growth
o Business development team consists of early career sales executives with real estate or financial services experience
o Each executive required to make 25 calls per day to develop sales pipeline
o Consistent calling effort identifies prospects
o Diligent monitoring and management of quantity and quality of lead generation
o Senior commercial bankers utilized to close new relationships

PACIFIC PREMIER
BANCORP, INC.

Lancaster
Barstow
CALIFORNIA
Palmdale
Victorville
Santa Barbara
Santa Clarita
Thousand Oaks
Oxnard
Pasadena
San Bernardino
Riverside
Los Angeles
Garden Grove
Moreno Valley
Long Beach
100 mi
Santa Catalina Island
Pacific Ocean
Oceanside
Vista
Escondido
El Cajon
Chula Vista
Tecate
Tijuana

Potential M&A - Target Rich Environment
Southern California Institutions
Source: SNL Financial
Total assets …………………………………..	$ 15.3
Total deposits ………………….....................	$ 12.6
Total core deposits ……………....................	$ 11.0
Total loans …………………….....................	$ 10.6
Total branches ………………........................	204
(dollars in billions)
Potential Targets - $100 to $500 million 100 miles from Irvine, California As of September 30, 2012
# of Institutions
$100 to $250 million	43
$250 to $500 million	22

Acquisition and Integration Strategy
General Acquisition Criteria
oWe look for strategic, financially compelling and culturally compatible organizations
oDisciplined analysis, pricing and structuring of each transaction
oSeeking immediate accretion to EPS, minimum 15% IRR, maximum 10% dilution to TBV, payback of 4 years or less
Integration Strategy
oIdentify key players that fit into our culture and can add value
oImmediately meet with new customer base to begin cross-selling
oAggressive schedule for disposition of problem assets when needed

Conservative Credit Culture
o Overall Underwriting Approach:
 o Global cash flow lender
o Loans:
 o Business - full banking relationship
 o CRE - no high risk product types or loan structures
 o Personal guarantees, cross collateralized, cross guarantees
o Proactive Portfolio Management
 o No TDRs
 o No bulk loan sales

PACIFIC PREMIER
BANCORP, INC.

PPB
Peers
6.00
5.00
4.00
3.00
2.00
1.00
-
4.23
4.75
5.12
5.60
5.70
5.66
5.21
4.60
4.68
4.19
3.82
3.51
3.93
3.55
3.51
1.90
2.02
1.35
1.65
1.10
0.39
0.64
0.76
3.79
1.91
1.46
0.77
0.37
0.84
0.80
0.09
CNB
Acquisition
2/11/11
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12

Excellent Loan Performance
Delinquency to Total Loans
PDNB
Acquisition
4/27/12
* California peer group consists of all insured California institutions, from SNL Financial.

PACIFIC PREMIER BANCORP, INC.

PPB
Peers
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2.68
2.66
3.00
3.32
3.51
3.62
3.77
3.95
3.86
3.86
3.71
3.70
3.69
3.49
3.40
1.04
1.70
1.58
1.66
1.36
0.48
0.58
0.40
3.26
1.62
1.31
0.76
0.55
1.67
1.08
0.38
CNB Acquisition 2/11/11
PDNB Acquisition 4/27/12
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12

Proactive Asset Management
Nonperforming Assets to Total Assets
* California peer group consists of all insured California institutions, from SNL Financial.

First Associations Bank Acquisition Overview
Strategic Rationale	o Valuable source of long-term low-cost core deposits - 0.23% COF(1) o Improves deposit mix and enhances franchise value o HOA Management deposit platform provides additional funding for loan growth
Attractive Valuation	o Price / tangible book value of 122.4%(1)(2) o Core deposit premium of 3.36%(1) o Price / earnings (last twelve months, tax adjusted)(1)(3) of 18.0x
Pro Forma Impact to PPBI	o Accretive to EPS beginning in 2013 o Tangible book value payback period approximately 2 years(2)(4)
Cost Savings	o Cost savings of approximately 10.0% (no personnel reduction) o Cost savings are 75.0% phased in during 2013 and 100.0% phased in by 2014
Revenue Enhancements	o Readily available liquidity that can be redeployed into commercial banking business model. Additional revenue enhancements from higher cost CD run-off
(1) FAB balance sheet data as of 9/30/2012; PPBI market price data as of 2/4/2013
(2) Non-GAAP financial measure. Please see the Appendix to this investor presentation for GAAP reconciliation
(3) Adjusted for FAB’s S-Corporation status based on tax rate of 34.00%
(4) Incremental Tangible Book Value Payback represents the number of years to eliminate pro forma tangible book value dilution at closing utilizing incremental earnings created in the merger including pro forma earnings from FAB and a pro forma tangible book value calculated on a combined basis for the merger, as further adjusted after giving effect to the sale of
 3,795,000 newly issued shares of Pacific Premier common stock in its recent underwritten public offering

Outlook
Numerous catalysts in place to drive increase in earnings and franchise value
oAdding relationship bankers to further take market share from competitors
oGrowing SBA loan production to generate higher non-interest income
oLiquidity from FAB acquisition and deposit platform will fund future loan growth
oExpanding commitments and new business relationships with mortgage bankers
oTarget rich environment for M&A
oProven management team with track record of extracting value from acquisitions

Steve Gardner
sgardner@ppbi.com
(949) 864 - 8000
www.ppbi.com

Appendix

Non-GAAP Financial Measures
Tangible common equity and tangible book value per share are non-GAAP financial measures derived from GAAP-based amounts. We calculate tangible common equity by excluding the balance of intangible assets from common stockholders’ equity. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders’ equity by common shares outstanding. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-
based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity and tangible book value per share to the GAAP measures of common stockholder’s equity and book value per share is set forth.
	PPBI	Pro Forma Combined with FAB and Adjusted for the Offering
	12/31/12	9/30/12
Common Stockholders’ Equity	$134,517	$144,925
Less: Intangible Assets	$2,626	$7,839
Tangible Common Equity	$131,891	$137,086
Book Value per Share	$9.85	$9.40
Less: Intangible Assets per Share	$0.20	$0.51
Tangible Book Value per Share	$9.65	$8.89
Total Assets	$1,173,792	$1,444,697
Less: Intangible Assets	$2,626	$7,839
Tangible Assets	$1,171,166	$1,436,858
Tangible Common Equity Ratio	11.26%	9.54%
Note: Dollars in thousands except per share